CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated January 26, 2001 included or incorporation by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Numbers 33-71130, 33-63059, 33-17451, 333-61969, 333-82787 and 333-30272.

                                                     ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
   March 15, 2001